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SPDR(R) NUVEEN BARCLAYS CAPITAL BUILD
AMERICA BOND ETF                                                            BABS
                                                                   (NYSE Ticker)

SUMMARY PROSPECTUS - OCTOBER 31, 2010

Before you invest in the SPDR Nuveen Barclays Capital Build America Bond ETF (the "Fund"), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2010, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=BABS. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

 INVESTMENT OBJECTIVE
 The SPDR Nuveen Barclays Capital Build America Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as "Qualified Bonds" under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("direct pay Build America Bonds").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

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MANAGEMENT FEES                                0.35%
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DISTRIBUTION AND SERVICE (12b-1) FEES          None
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OTHER EXPENSES*                                0.00%
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TOTAL ANNUAL FUND OPERATING EXPENSES           0.35%
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* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                YEAR 1              YEAR 3
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                  $36                $113
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PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (May 12, 2010) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.


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THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Build America Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is a subset of the Barclays Capital Taxable Municipal Bond Index. The Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Capital Taxable Municipal Bond Index. The Barclays Capital Taxable Municipal Bond Index represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and (i) have at least one year to final maturity regardless of call features, (ii) have at least $250 million par amount outstanding, (iii) are rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's Investors Service, Inc., Fitch Inc. or Standard & Poor's, Inc. (if only two of the three agencies rate the security, the lower rating is used to determine index eligibility, and if only one of the three agencies rates a security, the rating must be investment-grade), (iv) are fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule, (v) are dollar-denominated and non-convertible, and (vi) are publicly issued. However, Rule 144A securities with Registration Rights and Reg-S issues are included. As of September 30, 2010, there were approximately 126 issues included in the Index and the modified adjusted duration of securities in the Index was approximately 12.72 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Build America Bonds are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the "Act"). Build America Bonds pay interest at rates that are expected to be competitive with rates typically paid by private bond issuers in the taxable fixed income market. The Act authorizes state and local governments to sell new Build America Bond issues without limit through December 31, 2010. Unlike investments in most other municipal securities, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Build America Bond issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments ("direct pay") or (ii) to cause investors in the bonds to receive federal tax credits ("tax credit"). Most issuers of direct pay Build America Bonds currently receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. The bonds in the Fund will not include Build America bonds for which the investors will receive a tax credit. Build America Bonds are currently defined by the Act as restricted from private activity purposes and, for direct pay Build America Bond issuers, the bonds can only be issued to fund capital expenditures. As a result, most Build America Bond issuers have to produce tangible assets that are designed to provide a public benefit. Build America Bonds generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many Build America Bonds are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

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If the Build America Bond program is not extended, the Board of Trustees will evaluate the Fund's investment strategy and make appropriate changes that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities.


RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK. While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   BUILD AMERICA BONDS RISK. The market for Build America Bonds is smaller and less diverse than the broader municipal securities market. Unless the relevant provisions of the Act are extended, the ability of municipalities to issue Build America Bonds expires on December 31, 2010. If the relevant provisions of the Act are not extended, the number of available Build America Bonds will be limited, which may negatively affect the value of the Build America Bonds. In addition, because the Build America Bond program is new, certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation. It is not known what additional restrictions, limitations or procedures may be implemented or what possible effect they will have on the market for Build America Bonds. There is no guarantee that municipalities will continue to take advantage of the Build America Bond program in the future and there can be no assurance that Build America Bonds will be actively traded.

   CALIFORNIA STATE-SPECIFIC RISK. Because the Fund invests in California municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of California. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. California has the worst credit rating of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds.


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   NEW YORK STATE-SPECIFIC RISK. Because the Fund invests in New York municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of New York. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

   RESTRICTED SECURITIES RISK. Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Daniel Close, Timothy Ryan and Steven Hlavin:

DANIEL J. CLOSE is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000.

TIMOTHY T. RYAN is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN M. HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


                                                                    BABSSUMMPROS


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